Exhibit (10)(xiii)

AMENDMENT NO. 5 TO
AMENDED AND RESTATED CREDIT AGREEMENT

                    THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 21, 2001 (this “Amendment No. 5”), by and among COOPER TIRE & RUBBER COMPANY, a Delaware corporation (as more fully defined in the Existing Credit Agreement referred to below, the “Borrower”), and the Banks (as defined in the Existing Credit Agreement) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as the issuer of letters of credit under the Existing Credit Agreement and as agent for the Banks under the Existing Credit Agreement (in such capacity, as more fully defined in the Existing Credit Agreement, as the “Agent”), amends that certain Amended and Restated Credit Agreement dated as of September 1, 2000, by and among the Borrower, the Banks and the Agent (such Credit Agreement is herein referred to as the “Original Credit Agreement”), as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of March 27, 2001 (the “Amendment No. 1”), that certain Amendment No. 2 to Amended and Restated Credit Agreement dated as of August 30, 2001 (the “Amendment No. 2”), that Amendment No. 3 to Amended and Restated Credit Agreement dated as of and effective nunc pro tunc as of September 30, 2001, (the “Amendment No. 3”) and that Amendment No. 4 dated as of December 1, 2001 but effective nunc pro tunc as of September 30, 2001 (the “Amendment No. 4”); and the Original Credit Agreement, as amended by the Amendment No. 1, the Amendment No. 2, Amendment No. 3 and the Amendment No. 4, is herein referred to as the “Existing Credit Agreement”).

WITNESSETH:

                    WHEREAS, the Borrower has requested an amendment of certain covenants contained in the Existing Credit Agreement; and the Banks and the Agent have agreed to certain amendments to the Existing Credit Agreement upon the terms and conditions set forth herein.

                    NOW THEREFORE, in consideration of the premises (each of which is incorporated herein by reference), the Borrower, the Banks and the Agent, intending to be legally bound hereby, agree as follows:

ARTICLE I
AMENDMENTS TO EXISTING CREDIT AGREEMENT

                    Section 1.01.   Amendment to Section 1.1 of the Existing Credit Agreement. The following definitions set forth in Section 1.1 of the Existing Credit Agreement are amended and restated to read as follows:

“Applicable Long Term Margin” shall mean for each Long Term Revolving Credit Loan the rate per annum determined from time to time based upon the Ratings in effect by S&P and Moody’s set forth under the relevant column heading below opposite such Ratings:

Exhibit (10)(xiii)

RATINGS

Applicable Long Term
Margin (in basis points
per annum)
S&P/Moody's	Euro-Rate Option

A+/A1 or higher	17.0

A/A2 or higher but less than A+/A1	28.5

A-/A3 or higher but less than A/A2	39.0

BBB+/Baa1 or higher but less than A-/A3	59.0

BBB/Baa2 or higher but less than BBB+/Baa1	68.5

BBB-/Baa3 or lower	86.0

provided that, in the event that the Ratings of S&P and Moody’s do not coincide, the Applicable Long Term Margin set forth above opposite the higher of such Ratings will apply; and provided further, in the event that one Rating is in effect, the Applicable Long Term Margin set forth above for such Rating will apply. Notwithstanding the foregoing, in the event that no Ratings are in effect at such time of determination, the Applicable Margin will be determined in a manner to be mutually agreed upon by the Agent and the Borrower and consented to by the Banks.

“Applicable Short Term Margin” shall mean for each Short Term Revolving Credit Loan the rate per annum determined from time to time based upon the Ratings in effect by S&P and Moody’s set forth under the relevant column heading below opposite such Ratings:

RATINGS

Applicable Short Term
Margin
(in basis points per annum)
S&P/Moody's	Euro-Rate Option

A+/A1 or higher	18.5

A/A2 or higher but less than A+/A1	30.0

A-/A3 or higher but less than A/A2	40.5

BBB+/Baa1 or higher but less than A-/A3	61.5

BBB/Baa2 or higher but less than BBB+/Baa1	71.0

BBB-/Baa or lower	88.5

provided that, in the event that the Ratings of S&P and Moody’s do not coincide, the Applicable Short Term Margin set forth above opposite the higher of such Ratings will apply; and provided further, in the event that one Rating is in effect, the Applicable Short Term Margin set forth above for such Rating will apply. Notwithstanding the foregoing, in the event that no Ratings are in effect at such time of determination, the Applicable

Exhibit (10)(xiii)

Margin will be determined in a manner to be mutually agreed upon by the Agent and the Borrower and consented to by the Banks.

“Consolidated Net Income” shall mean the sum of (i) the total net income (or deficit) of the Borrower and its Subsidiaries for the period in question (taken as a cumulative whole), plus (ii) for any of the Fiscal Quarters ending March 31, 2002, June 30, 2002, September 30, 2002 or December 31, 2002, the First Quarter 2002 Special Charge, (iii) in addition to the First Quarter 2002 Special Charge, other future pre-tax non-cash charges not to exceed $10,000,000 per occurrence or $25,000,000 in the aggregate during the term hereof, minus (iv) non-cash gains, all as determined in accordance with GAAP on a consolidated basis, consistently applied.

“Consolidated Stockholders’ Equity” shall mean the total of those items enumerated under the heading “Stockholders’ Equity” in the Borrower’s then current balance sheet determined on a Consolidated basis in accordance with GAAP, consistently applied. Provided, however, that solely for purposes of determining the Borrower’s compliance with Section 5.1 hereof, the Borrower will exclude in the calculation of Consolidated Stockholder’s Equity (i) the First Quarter 2002 Special Charge; and (ii) the balance of any cumulative currency transaction adjustments as required by GAAP.

“Loan Documents” shall mean this Agreement, the Notes, the Requests for Disbursement, the Amendment No. 1 Loan Documents, the Amendment No. 2 Loan Documents, the Amendment No. 3 Loan Documents, the Amendment No. 4 Loan Documents, the Amendment No. 5 Loan Documents and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith; and “Loan Document” shall mean any of the Loan Documents.

“Long Term Facility Fee Rate” shall mean the rate per annum determined from time to time based upon the Ratings in effect by S&P and Moody’s set forth under the relevant column heading below opposite such Ratings:

RATINGS

Long Term
Facility Fee Rate
S&P/Moody's	(in basis points per annum)

A+/A1 or higher	8.0

A/A2 or higher but less than A+/A1	9.0

A-/A3 or higher but less than A/A2	11.0

BBB+/Baa1 or higher but less than A-/A3	13.5

BBB/Baa2 or higher but less than BBB+/Baa1	16.5

BBB-/Baa3 or lower	19.0

Exhibit (10)(xiii)

provided that, in the event that the Ratings of S&P and Moody’s do not coincide, the Long Term Facility Fee Rate set forth above opposite the higher of such Ratings will apply; and provided further, in the event that one Rating is in effect, the Long Term Facility Fee Rate set forth above for such Rating will apply. Notwithstanding the foregoing, in the event that no Ratings are in effect at such time of determination, the Long Term Facility Fee Rate will be determined in a manner to be mutually agreed upon by the Agent and the Borrower and consented to by the Banks. The Long Term Facility Fee Rate shall be adjusted if necessary as of the date of any change in the Ratings.

“Long Term Revolving Credit Loan” shall mean Disbursements made by the Banks under the Long Term Revolving Credit Commitment, which Disbursements in the aggregate shall not exceed more than $125,000,000 at any one time outstanding.

“Short Term Facility Fee Rate” shall mean the rate per annum determined from time to time based upon the Ratings in effect by S&P and Moody’s set forth under the relevant column heading below opposite such Ratings:

RATINGS

Short Term
Facility Fee Rate
S&P/Moody's	(in basis points per annum)

A+/A1 or higher	6.5

A/A2 or higher but less than A+/A1	7.5

A-/A3 or higher but less than A/A2	9.5

BBB+/Baa1 or higher but less than A-/A3	11.0

BBB/Baa2 or higher but less than BBB+/Baa1	14.0

BBB-/Baa3 or lower	16.5

provided that, in the event that the Ratings of S&P and Moody’s do not coincide, the Short Term Facility Fee Rate set forth above opposite the higher of such Ratings will apply; and provided further, in the event that one Rating is in effect, the Short Term Facility Fee Rate set forth above for such Rating will apply. Notwithstanding the foregoing, in the event that no Ratings are in effect at such time of determination, the Short Term Facility Fee Rate will be determined in a manner to be mutually agreed upon by the Agent and the Borrower and consented to by the Banks. The Short Term Facility Fee Rate shall be adjusted if necessary as of the date of any change in the Ratings.

“Short Term Revolving Credit Loans” shall mean Disbursements made by the Banks under the Short Term Revolving Credit Commitment which Disbursements in the aggregate shall not exceed more than $125,000,000 at any one time outstanding.

                    Section 1.02.   Addition of Definitions to Section 1.1 of the Existing Credit Agreement. The following definitions are hereby added to Section 1.1 of the Existing Credit Agreement and shall be inserted in their correct alphabetical order:

Exhibit (10)(xiii)

“Amendment No. 5” shall mean that certain Amendment No. 5 to Credit Agreement dated as of December 21, 2001, by and among the Borrower, the Agent and the Banks.

“Amendment No. 5 Closing Date” shall mean December 28, 2001.

“Amendment No. 5 Loan Documents” shall mean the Amendment No. 5, and any other documents delivered or contemplated to be delivered thereunder or in connection therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith; and the term “Amendment No. 5 Loan Document” shall mean any of the Amendment No. 5 Loan Documents.

“First Quarter 2002 Special Charge” shall mean the pre-tax charge, if any, recorded by the Borrower for its Fiscal Quarter ending March 31, 2002 relating to the write down of the value of any of its intangible assets as required from the adoption by the Borrower on January 1, 2002 of FAS 142 relating to Goodwill and Other Intangible Assets.

“Utilization Fee” means the fee described in Subsection 2.16f of this Agreement.

                    Section 1.03.   Amendment to Section 2.1a. Section 2.1a of the Existing Credit Agreement is hereby amended by deleting the reference therein to “$150,000,000” and substituting in replacement thereof a reference to “$125,000,000”.

                    Section 1.04.   Amendment to Section 2.2a. Section 2.2a of the Existing Credit Agreement is hereby amended by deleting the reference therein to “$200,000,000” and substituting in replacement thereof a reference to “$125,000,000”.

                    Section 1.05.   Amendment to Section 2.5a. Section 2.5a of the Existing Credit Agreement is hereby amended by deleting the reference therein to “$350,000,000” and substituting in replacement thereof a reference to “$250,000,000”.

                    Section 1.06.   Amendment to Section 2.5c. Section 2.5c of the Existing Credit Agreement is hereby amended (i) by deleting the reference therein to “$150,000,000” and substituting in replacement thereof a reference to “$125,000,000”, and (ii) by deleting the reference therein to “$200,000,000” and substituting in replacement thereof a reference to “$125,000,000”.

                    Section 1.07.   Amendment to Section 2.5h. Section 2.5h of the Existing Credit Agreement is hereby amended by deleting the reference therein to “$350,000,000” and substituting in replacement thereof a reference to “$250,000,000”.

                    Section 1.08.   Amendment to Section 2.10a. Section 2.10a of the Existing Credit Agreement is hereby amended by deleting the reference therein to “$200,000,000” and substituting in replacement thereof a reference to “$125,000,000”.

                    Section 1.09.   Amendment to Section 2.12 of the Existing Credit Agreement. Section 2.12 of the Existing Credit Agreement is amended and restated to read as follows:

Exhibit (10)(xiii)

2.12 Method of Disbursements and Payments. All Disbursements under the Loans shall be made by the Agent (i) making a wire transfer of such funds to the account designated in the Borrower’s Request for Disbursement in Dollars or the Optional Currency, as applicable or (ii) transferring such funds into such accounts maintained with the Agent designated in the Borrower’s Request for Disbursement. All payments of principal, interest or other costs relating to the Loans, the Agent’s Fee, the Bid Rate Administration Fee, the Letter of Credit Fee, the Fronting Fee, the Optional Currency Fee, the Utilization Fee and the Facility Fee shall be made by the Borrower to the Agent at the Agent’s principal office or at such location as the Agent may direct by 12:00 noon (Pittsburgh, Pennsylvania time) on the due date. All funds shall be immediately available funds when either transferred via wire transfer into the account designated by the Borrower or delivered by the Borrower to the Agent. Except as otherwise provided herein, interest on the principal amount of each Loan made in an Optional Currency shall be paid by the Borrower in such Optional Currency.

                    Section 1.10.   Amendment to Section 2.15 of the Existing Credit Agreement. Section 2.15 of the Existing Credit Agreement is amended and restated to read as follows:

2.15 Loan Account. The Agent shall open and maintain on its books a Loan Account in the name of the Borrower, with respect to Disbursements made, repayments, the computation and payment of interest, the Facility Fee, the Agent’s Fee, the Bid Rate Administration Fee, the Letter of Credit Fee, the Fronting Fee, the Optional Currency Fee, the Utilization Fee and the computation of other amounts due and sums paid to the Banks and the Agent pursuant to this Article II. Except in the case of manifest error in computation, such Loan Account shall be conclusive and binding on the Borrower as to the amount at any time due to the Banks and the Agent from the Borrower pursuant to this Article II.

                    Section 1.11.   Amendment Creating New Section 2.16f. The Existing Credit Agreement is hereby amended by inserting a new Section 2.16f in proper order reading as follows:

2.16f Utilization Fee. The Borrower agrees to pay to the Agent for the pro rata benefit of all of the Lenders a fee (the “Utilization Fee”) equal to 0.1 % per annum on the aggregate amount of the sum of all outstanding Revolving Credit Loans, Bid Rate Loans, Swingline Loans, plus Letters of Credit Outstanding (computed on the basis of the actual number of days elapsed using a year of 360 days) for each day that the aggregate amount of the sum of all outstanding Revolving Credit Loans, Bid Rate Loans, Swingline Loans, and Letters of Credit Outstanding exceeds an amount equal to fifty percent (50%) of the Commitments. The Utilization Fee shall be payable quarterly in arrears on the last day of each September, December, March and June during the term hereof and on the Long Term Revolving Credit Termination Date, with the first such payment due March 31, 2002 and shall be calculated for the period from and including the Amendment No. 5 Closing Date to but excluding March 31, 2002.

Exhibit (10)(xiii)

                    Section 1.12.   Amendment Creating New Section 2.23. The Existing Credit Agreement is hereby amended by inserting a new Section 2.23 in proper order reading as follows:

2.23 Increasing the Commitments. If at any time after the Amendment No. 5 Closing Date, and so long as no Event of Default has occurred and is continuing, the Borrower desires to increase the Commitments, the Borrower shall notify the Agent, who will promptly notify each Bank thereof, provided that any such increase shall be in a minimum of $10,000,000 and the aggregate of all such increases shall not exceed $100,000,000. The existing Banks shall have the right at any time within thirty (30) days following such notice to increase their respective Commitments so as to provide such additional Commitment pro-rata in accordance with the Commitment Percentage of each, and any portion of such requested increase which is not provided by any such existing Bank shall be available to the other existing Banks pro-rata in accordance with their Commitment Percentage, and thereafter, to the extent not provided by existing Banks, to any additional lending institution or institutions proposed by the Borrower and which is approved by the Agent (which approval will not be unreasonably withheld) and which becomes a party to this Agreement pursuant to documentation reasonably acceptable to the Agent and prepared at the Borrower’s expense, which documentation may be executed by the Borrower and the Agent (as agent for the Banks) without further consent or action of the Banks, such consent hereby deemed to be irrevocably given to the Agent by the Banks; provided, however, that the Borrower shall have the right to have all of such increase provided by such approved additional lending institution or institutions if all the existing Banks decline to increase their Commitments to accommodate any such requested increase. In the event of any such increase in the aggregate Commitments and in the Commitment of any Bank effected pursuant to the terms of this Section 2.23, new Notes shall, to the extent deemed reasonably necessary or appropriate by the Agent, be executed and delivered by the Borrower and, to the extent deemed appropriate by the Agent, the surrender and cancellation of existing Note(s); and the Borrower shall execute and deliver such additional documentation setting forth the new commitments and commitment percentages as the Agent shall reasonably request (which documentation may be executed by the Borrower and the Agent (as agent for the Banks) without further consent or action of the Banks, such consent herein is deemed to be irrevocably given to the Agent by the Banks).

                    Section 1.13.   Amendment to Section 5.2 of the Existing Credit Agreement. Section 5.2 of the Existing Credit Agreement is amended and restated to read as follows:

5.2 Fixed Charge Coverage Ratio. The Borrower shall not incur or remain liable for Consolidated Indebtedness owing to any Person if (a) the incurrence of such Consolidated Indebtedness (after giving effect thereto) would cause the Borrower to be in violation of any provision of this Agreement or (b) the Borrower’s Consolidated Net Income Available for Fixed Charges for the period of the four (4) Fiscal Quarters immediately preceding the Date of Determination is equal to or less than the percentage of all Fixed Charges payable during such period specified in the table below:

Dates of Determination	Applicable Percentage

On or prior to 12/31/2001	150%

On or prior to 3/31/2002	150%

Exhibit (10)(xiii)

Dates of Determination	Applicable Percentage

On or prior to 6/30/2002	150%

On or prior to 9/30/2002	150%

On or prior to 12/31/2002	175%

After 12/31/2002	200%

provided, however, that the calculation of the fixed charge coverage ratio as required by this Section 5.2 for any of the four Fiscal Quarter periods ending December 31, 2001, March 31, 2002 and June 30, 2002 is hereby modified such that the numerator of the fixed charge coverage ratio for each such a four Fiscal Quarter period shall read as follows: “the Borrower’s Consolidated Net Income Available for Fixed Charges plus the Third Quarter 2001 Special Charge”.

                    Section 1.14.   Amendment to Section 7.2a. Section 7.2a of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

7.2a Payment. Default in the payment of (i) principal of or interest on any Note, and continuance thereof for five (5) days, or (ii) any Facility Fee, any Bid Rate Administrative Fee, any Utilization Fee, any Letter of Credit Fee, any Fronting Fee, any Optional Currency Fee or any Agent’s Fee and continuance thereof for ten (10) days; or

                    Section 1.15.   Amendment to Section 9.2. Section 9.2 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

9.2 Amendments. No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure therefrom by the Borrower shall be effective unless the same shall be in writing and signed by the Borrower, the Agent and the Required Banks, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent, unless in writing and signed by the Agent and all of the Banks, shall do any of the following: (a) except as provided in Section 2.23, increase the Long Term Revolving Credit Commitment of any Bank or the maximum aggregate principal amount of the Long Term Revolving Credit Notes, (b) except as provided in Section 2.23, increase the Short Term Revolving Credit Commitment of any Bank or the maximum aggregate principal amount of the Short Term Revolving Credit Notes, (c) reduce the principal of, alter the formulas for calculating interest on, the Notes or reduce any fees hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the Notes, any Facility Fee, any Letter of Credit Fee, any Fronting Fee, any Optional Currency Fee, the Agent’s Fee, the Bid Rate Administration Fee, the Utilization Fee or any of the obligations of the Borrower set forth in Article II, (e) amend the definition of Required Banks, (f) amend this Section 9.2 or (g) amend any section hereof which by its terms requires consent of all of the Banks. No amendment modification or waiver which would adversely affect the interest rights or obligation of the Agent shall be made without the consent of the Agent. In the case of any waiver or consent relating to any provision of this Agreement, the parties shall be restored to their former positions and rights hereunder (unless otherwise expressly set forth therein), and the Event

Exhibit (10)(xiii)

of Default so waived or consented to shall be deemed to be cured and not continuing; but no such waiver or consent shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

                    Section 1.16.   Amendment to Bank Signature Pages. The Existing Credit Agreement is hereby amended by deleting the information relating to each Bank’s respective participation in the various commitments under the Existing Credit Agreement and their respective addresses for notice and Euro-Rate Funding purposes and substituting in replacement thereof all of the corresponding information set for on each Bank’s signature page to this Amendment No. 5.

                    Section 1.17.   Amendment to Exhibit “F”. The Existing Credit Agreement is hereby amended by deleting Exhibit “F” thereto in its entirety and substituting in replacement thereof a reference Exhibit “F” hereto.

                    Section 1.18.   No Other Amendments. The amendments to the Existing Credit Agreement set forth above do not either implicitly or explicitly alter, waive or amend, except as expressly provided in this Amendment No. 5, the provisions of the Existing Credit Agreement. The amendments set forth above do not waive, now or in the future, compliance with any other covenant, term or condition to be performed or complied with nor does it impair any rights or remedies of the Banks or the Agent under the Existing Credit Agreement with respect to any such violation.

ARTICLE II
BORROWER’S SUPPLEMENTAL REPRESENTATIONS

                    As an inducement to the Banks and the Agent to enter into this Amendment No. 5, the Borrower hereby represents and warrants that:

                    Section 2.01.   Incorporation by Reference. The Borrower hereby repeats herein for the benefit of the Banks and the Agent the representations and warranties made by the Borrower in Article III of the Existing Credit Agreement, as amended hereby, except that for purposes hereof such representations and warranties shall be deemed to extend to and cover this Amendment No. 5.

ARTICLE III
MISCELLANEOUS

                    Section 3.01.   Ratification of Terms. This Amendment No. 5 shall be construed in connection with and as part of the Existing Credit Agreement; and the Existing Credit Agreement is hereby amended and modified to include this Amendment No. 5. Except as expressly amended by this Amendment No. 5, the Existing Credit Agreement and each and every representation, warranty, covenant, term and condition contained therein is specifically ratified and confirmed.

                    Section 3.02.   References. All notices, communications, agreements, certificates, documents or other instruments executed and delivered after the execution and delivery of this Amendment No. 5 may refer to the Existing Credit Agreement without making

Exhibit (10)(xiii)

specific reference to this Amendment No. 5, but nevertheless all such references shall include this Amendment No. 5 unless the context requires otherwise.

                    Section 3.03.   Counterparts. This Amendment No. 5 may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment No. 5 by telecopier shall be effective as of delivery of a manually executed counterpart of this Amendment No. 5.

                    Section 3.04.   Capitalized Terms. Except for proper nouns and as otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Existing Credit Agreement, as amended hereby.

                    Section 3.05.   Conditions Precedent. It shall be a condition precedent to the effectiveness of this Amendment No. 5 and to the amendment of terms of the Existing Credit Agreement as herein set forth that:

                    (i)     The Agent shall have received on behalf of the Banks, on or before the Amendment Effective Date (as hereinafter defined) the following items, each, unless otherwise indicated, dated on or before the Amendment Effective Date and in form and substance satisfactory to the Agent and its counsel:

                             (A)     A duly executed counterpart original of this Amendment No. 5;

                             (B)     A copy of the corporate action of the Borrower certified by the Secretary or Assistant Secretary of the Borrower to authorize the execution and delivery of, and performance under, this Amendment No. 5 and the other Amendment No. 5 Loan Documents to which it is a party;

                             (C)     A certificate of the secretary or assistant secretary of the Borrower certifying the names of the persons authorized to sign this Amendment No. 5 and the other Amendment No. 5 Loan Documents to which it is a party, and all other documents and certificates delivered hereunder together with the true signatures of such persons;

                             (D)     A certificate of the Chief Financial Officer of the Borrower certifying that the statements set forth in Section 3.05(ii) of this Amendment No. 5, as of the Amendment No. 5 Closing Date, are true and correct; and

                             (E)     Except for events disclosed in the Borrower’s Annual Report on Form 10-K for the year ended December 31, 2000, and for Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001, no event has occurred to the Borrower which would reasonably be likely to have a Material Adverse Effect on the Borrower; and there shall be delivered to the Agent for the benefit of each Bank and the Agent a certificate dated the Closing Date and signed by the Chief Executive Officer, President, Chief Financial Officer or Vice President of the Borrower to such effect;

Exhibit (10)(xiii)

                    (ii)     The following statements shall be true and correct on the Amendment Effective Date and the Agent shall have received a certificate signed by an authorized officer of the Borrower, dated the Amendment Effective Date, stating that:

                              (A)     the representations and warranties contained in Section 2.01 of this Amendment No. 5 and in the other Loan Documents, as amended hereby, with respect to the Borrower are true and correct on and as of the Amendment Effective Date as though made on and as of such date;

                              (B)     no Event of Default, or event which, with the passage of time or the giving of notice or both, would become an Event of Default, has occurred and is continuing, or would result from the execution of this Amendment No. 5;

                              (C)     the Borrower has in all material respects performed all agreements, covenants and conditions required to be performed on or prior to the date hereof under the Agreement and the other Loan Documents;

                    (iii)     For purposes of this Amendment No. 5, upon completion of the conditions set forth above in this Section 3.05, the term “Amendment Effective Date” shall mean, and the effective date of this Amendment No. 5 shall be deemed to be, December 28, 2001.

                    (iv)     Payment to the Agent of all fees required by the Agent and the Banks in connection with this Amendment.

                    Section 3.06.   Amendment Effective Date. From and after the Amendment Effective Date, all references in the Existing Credit Agreement and each of the other Loan Documents to the Agreement shall be deemed to be references to the Existing Credit Agreement as amended hereby.

                    Section 3.07.   Certain Taxes. The Borrower agrees to pay, and save the Agent and the Banks harmless from, all liability for any stamp or other taxes which may be payable with respect to the execution of this Amendment No. 5, the other Amendment No. 5 Loan Documents or any other documents, instruments or transactions pursuant to or in connection herewith or therewith, which obligation shall survive the termination of this Amendment No. 5.

                    Section 3.08.   Costs and Expenses. The Borrower hereby agrees to pay all reasonable out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and the disbursements of the Agent’s special counsel, Tucker Arensberg, P.C.) in connection with the preparation, execution and delivery of this Amendment No. 5 and the related documents.

                    Section 3.09.   Severability. Any provision of this Amendment No. 5 which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or enforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                    Section 3.10.   Governing Law. Amendment No. 5 shall be a contract made under and governed by the laws of the Commonwealth of Pennsylvania.

Exhibit (10)(xiii)

                    Section 3.11.   Headings. The headings of this Amendment No. 5 are for purposes of reference only and shall not limit or otherwise affect the meaning thereof.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

Exhibit (10)(xiii)

         IN WITNESS WHEREOF, the parties hereto, with the intent to be legally bound hereby, have caused this Amendment No. 5 to be duly executed by their proper and duly authorized officers as of, and effective nunc pro tunc as of the day and year first above written.

ATTEST		(SEAL)	COOPER TIRE & RUBBER COMPANY, a Delaware corporation

By: Name: Title:	/s/ Kathy A. Brumbaugh Kathy A. Brumbaugh Executive Legal Secretary		By: Name: Title:	/s/ P.G. Weaver P.G. Weaver Vice President and CFO

By: Name: Title:	/s/ Richard N. Jacobson Richard N. Jacobson Assistant Secretary		By: Name: Title:	/s/ C.F. Nagy C.F. Nagy Assistant Treasurer

PNC BANK, NATIONAL ASSOCIATION, in its capacity as Agent

			By: Name: Title:	/s/ Joseph G. Moran Joseph G. Moran Vice President

Exhibit (10)(xiii)

         IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 5 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term Revolving Credit Commitment	NATIONAL CITY BANK

$23,214,285.72

Long Term Revolving Credit Commitment Percentage	By: /s/ James Ritchie Name: James Ritchie Title: Vice President

18.5714285714%

Maximum Dollar Amount of Short Term Revolving Credit Commitment

$23,214,285.72

Short Term Revolving Credit Commitment Percentage

18.5714285714%

Address for notice purposes:

National City Bank
1900 East Ninth Street, 7th Floor LOC 2077
Cleveland, OH 44114
Attention:      James Ritchie
Title:               Vice President
Telephone:    (216) 222-9918
Facsimile:       (216) 222-7005

Address for Euro-Rate Funding if different from above:

National City Bank
1900 East Ninth Street, 7th Floor LOC 2077
Cleveland, OH 44114
Attention:      James Ritchie
Title:               Vice President
Telephone:    (216) 222-9918
Facsimile:       (216) 222-7005

Exhibit (10)(xiii)

         IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 5 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term Revolving Credit Commitment	BANK ONE, MICHIGAN

$16,071,428.57

Long Term Revolving Credit Commitment Percentage	By: /s/ Jean Phelan Name: Jean Phelan Title: Director

12.8571428571%

Maximum Dollar Amount of Short Term Revolving Credit Commitment

$16,071,428.57

Short Term Revolving Credit Commitment Percentage

12.8571428571%

Address for notice purposes:

Bank One, Michigan
611 Woodward Avenue
Detroit, MI 48226
Attention:      Jean Phelan
Title:               Director
Telephone:    (313) 225-3349
Facsimile:       (313) 226-0855

Address for Euro-Rate Funding if different from above:

Telephone:

Facsimile:

Telex:

Exhibit (10)(xiii)

         IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 5 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term Revolving Credit Commitment	PNC BANK, NATIONAL ASSOCIATION

$26,785,714.29

Long Term Revolving Credit Commitment Percentage	By: /s/ Joseph G. Moran Name: Joseph G. Moran Title: Vice President

21.4285714286%

Maximum Dollar Amount of Short Term Revolving Credit Commitment

$26,785,714.29

Short Term Revolving Credit Commitment Percentage

21.4285714286%

Address for notice purposes:

PNC Bank, NA
249 Fifth Avenue
P2 – PTPP-03-1
Pittsburgh, PA 15222
Attention:      Peggy Collier
Title:
Telephone:    (412) 762-7946
Facsimile:       (412) 768-4586

Address for Euro-Rate Funding if different from above:

Telephone:

Facsimile:

Telex:

Exhibit (10)(xiii)

         IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 5 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term Revolving Credit Commitment	J P MORGAN CHASE BANK

$10,714,285.71

Long Term Revolving Credit Commitment Percentage	By: /s/ Henry W. Centa Name: Henry W. Centa Title: Vice President

8.5714285714%

Maximum Dollar Amount of Short Term Revolving Credit Commitment

$10,714,285.71

Short Term Revolving Credit Commitment Percentage

8.5714285714%

Address for notice purposes:

J P MORGAN CHASE BANK
250 West Huron Road
Cleveland, OH 44113-1451
Attention:      Henry W. Centa
Title:               Vice President
Telephone:    (216) 479-2534
Facsimile:       (216) 479-2732

Address for Euro-Rate Funding if different from above:

Telephone:

Facsimile:

Telex:

Exhibit (10)(xiii)

         IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 5 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term Revolving Credit Commitment	THE BANK OF NEW YORK

$10,714,285.71

Long Term Revolving Credit Commitment Percentage	By: /s/ Edward J. Dougherty Name: Edward J. Dougherty Title: Vice President

8.5714285714%

Maximum Dollar Amount of Short Term Revolving Credit Commitment

$10,714,285.71

Short Term Revolving Credit Commitment Percentage

8.5714285714%

Address for notice purposes:

The Bank of New York
One Wall Street
Automotive Division, 22nd Floor
New York, NY 10286
Attention:      Edward J. Dougherty
Title:               Vice President
Telephone:    (212) 635-7842
Facsimile:       (212) 635-6434

Address for Euro-Rate Funding if different from above:

Telephone:

Facsimile:

Telex:

Exhibit (10)(xiii)

         IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 5 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term Revolving Credit Commitment	BANK OF AMERICA, N.A.

$23,214,285.72

Long Term Revolving Credit Commitment Percentage	By: /s/ Matthew J. Reilly Name: Matthew J. Reilly Title: Vice President

18.5714285714%

Maximum Dollar Amount of Short Term Revolving Credit Commitment

$23,214,285.72

Short Term Revolving Credit Commitment Percentage

18.5714285714%

Address for notice purposes:

Bank of America, N.A.
231 South LaSalle Street
Chicago, IL 60697
Attention:      Matthew J. Reilly
Title:               Vice President
Telephone:    (312) 828-7131
Facsimile:       (312) 987-0303

Address for Euro-Rate Funding if different from above:

Bank of America Credit Services
101 North Tryon Street
Charlotte, NC 28255
Attention:      Carole Greene
Title:               Customer Service Representative
Telephone:    (704) 386-9875
Facsimile:       (704) 409-0069

Exhibit (10)(xiii)

         IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 5 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term Revolving Credit Commitment	FIFTH THIRD BANK

$7,142,857.14

Long Term Revolving Credit Commitment Percentage	By: /s/ Jeffrey C. Shrader Name: Jeffery C. Shrader Title: Vice President

5.7142857143%

Maximum Dollar Amount of Short Term Revolving Credit Commitment

$7,142,857.14

Short Term Revolving Credit Commitment Percentage

5.7142857143%

Address for notice purposes:

337 South Main Street
Findlay, Ohio 45840
Attention:      Jeffery C. Shrader
Title:               Vice President
Telephone:    (419) 424-8504
Facsimile:       (419) 424-8547

Address for Euro-Rate Funding if different from above:

Telephone:

Facsimile:

Telex:

Exhibit (10)(xiii)

         IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned Bank has caused this Amendment No. 5 by and among COOPER TIRE & RUBBER COMPANY as the Borrower, the Financial Institutions Party thereto, as the Banks, and PNC BANK, NATIONAL ASSOCIATION, as the Agent, to be executed by its duly authorized officers as of the date first above written.

Maximum Dollar Amount of Long Term Revolving Credit Commitment	SUNTRUST BANK

$7,142,857.14

Long Term Revolving Credit Commitment Percentage	By: /s/ William Humphries Name: William Humphries Title: Director

5.7142857143%

Maximum Dollar Amount of Short Term Revolving Credit Commitment

$7,142,857.14

Short Term Revolving Credit Commitment Percentage

5.7142857143%

Address for notice purposes:

SunTrust Bank
303 Peachtree Street
3rd Floor, Mail Code: 1928
Atlanta, GA 30308
Attention:      William Humphries
Title:                Director

Address for Euro-Rate Funding if different from above:

Telephone:

Facsimile:

Telex:

Exhibit (10)(xiii)

EXHIBIT “F”

REVISED
COMPLIANCE CERTIFICATE

         This Compliance Certificate is delivered pursuant to the terms of that certain Amended and Restated Credit Agreement dated as of September 1, 2000 (the Amended and Restated Credit Agreement, together with all extensions, renewals, amendments, substitutions, or replacements thereto or thereof, the “Agreement”), by and among COOPER TIRE & RUBBER COMPANY (the “Borrower”), the Banks party thereto (the “Banks”), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the “Agent”). All defined terms used herein shall have the same meanings herein as in the Agreement. The undersigned Authorized Officer of the Borrower hereby certifies as to the Borrower and its Subsidiaries, as follows:

         1.     The undersigned has reviewed the terms of the Agreement and has made, or caused to be made under his/her supervision, a review of the material transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the financial statements being delivered simultaneously herewith.

         2.     Such review (except as noted below) has not disclosed the existence of, and the undersigned does not have knowledge of, as of the date hereof, any condition or event which constitutes an Event of Default or which, after notice or lapse of time or both, would constitute an Event of Default.

         (In the event an Event of Default or an event or condition that could become an Event of Default does exist, a discussion thereof and the proposed action relative thereto would be inserted at this point.)

         3.     The undersigned has prepared, or caused to be prepared under his/her supervision, the computations of financial covenant compliance set forth on Schedule 1 attached hereto and such calculations are true and accurate in all material respects.

         4.     [Year end certificate only] The Borrower and its Subsidiaries have in force insurance with responsible insurance companies on such of their respective properties, that is adequate in nature and amount and which complies with the Borrower’s obligations pursuant to Section 4.5 of the Agreement.

COOPER TIRE & RUBBER COMPANY

Dated:	By: Name:

Exhibit (10)(xiii)

SCHEDULE 1
TO COMPLIANCE CERTIFICATE

COMPUTATIONS UNDER AMENDED AND RESTATED CREDIT AGREEMENT

FISCAL QUARTER YEAR ENDED ___________, 200__

5.1     PERCENTAGE OF CONSOLIDATED INDEBTEDNESS TO CONSOLIDATED CAPITALIZATION

Consolidated Indebtedness:

Long-Term Revolving Credit Loans	$

Short-Term Revolving Credit Loans	$

Bid Rate Loans	$

Swingline Loans	$

Commercial Paper Notes	$

Notes Payable	$

7-5/8% Notes Due 2027	$

Capitalized Lease Obligations	$

Other Long-Term Indebtedness	$

Other Short-Term Indebtedness	$

Guarantees	$

Consolidated Capitalization:

Stockholders’ Equity as reported	$

Add: First Quarter 2002 Special Charge	$

Add: Balance of cumulative currency adjustments required by GAAP	$

Plus: Consolidated Indebtedness (as determined above)	$

Total Consolidated Capitalization	$

Consolidated Indebtedness as a percentage of Total Consolidated Capitalization		%

Maximum Permissible Percentage		%	*

*	See Section 5.1 of the Agreement for % applicable for the Fiscal Quarter in question

5.2     FIXED CHARGE COVERAGE RATIO

Twelve Months Ended
___________, 200__

Consolidated Net Income as reported	$

Add: First Quarter 2002 Special Charge **	$

Add: Pre-tax non-cash charges permitted per definition of “Consolidated Net Income”

Add: Provision for income taxes	$

Minus: Non-cash gains	$

Add: Third Quarter 2001 Special Charge***	$

**	applies for Fiscal Quarters ending in 2002 only

Exhibit (10)(xiii)

SCHEDULE 1
TO COMPLIANCE CERTIFICATE

Consolidated income before income taxes and certain non-cash charges less non-cash gains	$

Fixed Charges:

Interest expense	$

Rentals	$

Less: intercompany items of interest and rentals	$

Total Fixed Charges	$

Consolidated Net Income Available for Fixed Charges:

Amount	$

Consolidated Net Income Available for Fixed Charges as a Percent of Fixed Charges		%

Maximum Permissible Percentage		%	****

***	For the Fiscal Quarters ending September 30, 2001, December 31, 2001, March 31, 2002 and June 30, 2002 add back the Third Quarter 2001 Special Charge

****	See Section 5.2 of the Agreement for % applicable Fiscal Quarter